Registration No. 33-
=========================================================================
                  SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                            FORM S-8

                      REGISTRATION STATEMENT
                            UNDER
                   THE SECURITIES ACT OF 1933


                      FORD MOTOR COMPANY
     (Exact name of registrant as specified in its charter)

        Delaware                                38-0549190
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)              Identification No.)



            The American Road
           Dearborn, Michigan                  48121-1899
(Address of principal executive offices)       (Zip Code)




      FORD MICROELECTRONICS, INC. SALARIED RETIREMENT SAVINGS PLAN
                     (Full title of the Plan)

                      J. M. RINTAMAKI, Esq.
                       Ford Motor Company
                       P. O. Box 1899
                     The American Road
                 Dearborn, Michigan  48121-1899
                      (313) 323-2260
            (Name, address and telephone number,
           including area code, of agent for service)

              CALCULATION OF REGISTRATION FEE
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			                                                 Proposed           Proposed
                                                    maximum            maximum
                                                   offering           aggregate
Title of securities            Amount to be        price per          offering             Amount of
to be registered               registered*        obligation**         price**         registration fee
- -------------------------------------------------------------------------------------------------------
Common Stock
$1.00 par value              100,000              $35.1875          $3,518,750         $1,213.38
- -------------------------------------------------------------------------------------------------------

     *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by Comerica Bank, as trustee under the Plan, during 1996 and during subsequent years until a new Registration Statement becomes effective.

    ** Based on the market price of Common Stock of the Company on April 3, 1996, in accordance with Rule 457(c) under the Securities Act of 1933.

   In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

        FORD MICROELECTRONICS, INC. SALARIED RETIREMENT SAVINGS PLAN

                       ______________________

       INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENT

     The contents of Registration Statements Nos. 33-58785 and 33-56785 are incorporated herein by reference.


Item 3. Incorporation of Documents by Reference.

    	The following documents filed or to be filed with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

    	  (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

     	(b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

    	(c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933 (the "1933 Act").

  		All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


                        ____________________


           INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8. Exhibits.
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

Exhibit 4.1	           Description of Ford Microelectronics, Inc. Salaried
                       Retirement Savings Plan. Filed as Exhibit 4.1 to Registration Statement No. 33-56785 and incorporated herein by reference.

Exhibit 4.2	           Trust/Custodial Account Agreement effective as of
                       September 1, 1994 between Ford Microelectronics, Inc. and Comerica Bank, as Trustee. Filed as Exhibit 4.2 to Registration Statement No. 33-56785 and incorporated herein by reference.

                                    -3-
Exhibit 4.3	         	Adoption Agreement effective as of September 1, 1994
                      between Ford Microelectronics, Inc. and Comerica Bank,
                      as Trustee.  Filed as Exhibit 4.3 to Registration
                      Statement No. 33-56785 and incorporated herein by
                      reference.

Exhibit 5.1	         Opinion of Thomas J. DeZure, an Assistant Secretary and
                     Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2	        	Opinion of F. C. King, a Senior Attorney of Ford
                     Motor Company, with respect to compliance requirements of the Employee Retirement Income Security
                     Act of 1974.  Filed with this Registration Statement.

Exhibit 23	         	Consent of Independent Certified Public Accountants.
                     Filed with this Registration Statement.

Exhibit 24.1	       	Powers of Attorney authorizing signature.  Filed as
                     Exhibit No. 24.1 to Registration Statement No. 33-58785 and incorporated herein by reference.

Exhibit 24.2	       	Power of Attorney authorizing signature.  Filed as
                     Exhibit No. 24.B to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 24.3	       	Certified resolutions of Board of Directors authorizing
                     signature pursuant to a power of attorney. Filed as Exhibit No. 24.2 to Registration Statement No. 33-58785 and incorporated herein by reference.


    	The Plan.   Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Colorado Springs, State of Colorado, on this 9th day of April, 1996.


                 		  		FORD MICROELECTRONICS, INC. SALARIED
                   				RETIREMENT SAVINGS PLAN

                     		By:/s/Ralph F. Schauer
                       ---------------------------------
                    			Ralph F. Schauer, Chairman
                   				Ford Microelectronics, Inc. Salaried
                   				Retirement Savings Plan Administrative Committee

     	The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 9th day of April, 1996.

                               FORD MOTOR COMPANY

                               By:   Alex Trotman*
                                  -----------------------------------
                         						     (Alex Trotman)
                   					     	    Chairman of the Board of Directors



     	Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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

Signature                             Title                                Date
- ---------                           ---------                              ----
                            Director and Chairman of the
Alex Troutman*              Board of Directors, President
- --------------------        and Chief Executive Officer
(Alex Trotman)              (principal executive officer)


Colby H. Chandler*                   Director
- --------------------
(Colby H. Chandler)



Michael D. Dingman*                  Director                              April 9, 1996
- --------------------
(Michael D. Dingman)


                                  Director and Vice
                             President, Ford Motor Company,
                              and Director and President
                             and Chief Operating Officer,
Edsel B. Ford II*             Ford Motor Credit Company
- --------------------
(Edsel B. Ford II)


William Clay Ford*                   Director
- --------------------
(William Clay Ford)



Signature                              Title                               Date
- ---------                             ------                               ----

                                 Director and Chairman
William Clay Ford, Jr.*         of the Finance Committee
- ------------------------
(William Clay Ford, Jr.)



Roberto C. Goizueta*                 Director
- -----------------------
(Roberto C. Goizueta)



Irvine O. Hockaday, Jr.*             Director
- -------------------------
(Irvine O. Hockaday, Jr.)



Marie-Josee Kravis*                  Director
- -----------------------
(Marie-Josee Kravis)



Drew Lewis*                          Director 		           	               April 9, 1996
- -----------------------
(Drew Lewis)



Ellen R. Marram*                     Director
- -----------------------
(Ellen R. Marram)



Kenneth H. Olsen*                    Director
- ------------------------
(Kenneth H. Olsen)



Carl E. Reichardt*                   Director
- -----------------------
(Carl E. Reichardt)



John L. Thornton                     Director
- -----------------------
(John L. Thornton)

Signature                            Title                                  Date
- ---------                           -------                                 ----

Clifton R. Wharton, Jr.*           Director
- --------------------------
(Clifton R. Wharton, Jr.)



                                  Group Vice President
                                and Chief Financial Officer
John M. Devine*                (principal financial officer)
- -----------------------
(John M. Devine)                                                             April 9, 1996




                                   Director of Accounting
Daniel R. Coulson*              (principal accounting officer)
- ----------------------
(Daniel R. Coulson)





*By:  /s/K. S. Lamping
    -------------------
  	  (K. S. Lamping
     Attorney-in-Fact)

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                                   -7-
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

                              EXHIBIT INDEX
                                                               Sequential Page
                                                               at Which Found
                                                              (or Incorporated
                                                                by Reference)


Exhibit 4.1	      Description of Ford Microelectronics, Inc.
                  Salaried Retirement Savings Plan. Filed as Exhibit 4.1 to Registration Statement
                  No 33-56785 and incorporated herein by
                  reference.

Exhibit 4.2     		Trust/Custodial Account Agreement effective
                  as of September 1, 1994 between Ford
                  Microelectronics, Inc. and Comerica Bank, as
                  Trustee.  Filed as Exhibit 4.2 to Registration
                  Statement No. 33-56785 and incorporated herein by reference.

Exhibit 4.3	     	Adoption Agreement effective as of September
                  1, 1994 between Ford Microelectronics, Inc.
                  and Comerica Bank, as Trustee.  Filed as Exhibit
                  4.3 to Registration Statement No. 33-56785 and incorporated herein by reference.

Exhibit 5.1     		Opinion of Thomas J. DeZure, an Assistant
                  Secretary and Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2     		Opinion of F. C. King, a Senior Attorney of Ford
                  Motor Company, with respect to compliance requirements of the Employee Retirement Income
                  Security Act of 1974.  Filed with this
                  Registration Statement.

Exhibit 23       	Consent of Independent Certified Public
                  Accountants.  Filed with this Registration
                  Statement.

Exhibit 24.1	    	Powers of Attorney authorizing signature.
                  Filed as Exhibit No. 24.1 to  Registration
                  Statement No. 33-58785 and incorporated herein by reference.

Exhibit 24.2     	Power of Attorney authorizing signature.
                  Filed as Exhibit No. 24.B to  Registration
                  Statement No. 33-64605 and incorporated herein by reference.

Exhibit 24.3	    	Certified resolutions of Board of Directors
                  authorizing signature pursuant to a power of attorney. Filed as Exhibit No. 24.2 to
                  Registration Statement No. 33-58785 and
                  incorporated herein by reference.




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